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                             UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION Washington,
                              D.C. 20549


                                FORM 8-K

                              CURRENT REPORT

                     Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934







Date of Report (Date of earliest event reported) March 25, 1998
                       GAMING VENTURE CORP., U.S.A.
         (Exact name of registrant as specified in its charter)

                         GAMING VENTURE CORP., U.S.A.
         Exact name of Registrant as specified in its charter)

          NEVADA                                               22-3378922
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization                               Identification
Number)

177 Main Street, Suite 312, Fort Lee, NJ                          07024
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:   (201) 927-4642











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Item 1.   Changes in Control of Registrant      None

Item 2.   Acquisition or Disposition of Assets.      None

Item 3. Bankruptcy or Receivership.     None.

Item 4. Changes in Registrant's Certifying Accountant.
(a)(1)(i)   The former accountant was dismissed on March 25, 1998.
(ii) The principal accountant's report on the financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, nor were the reports modified as to the uncertainty, audit scope or accounting principles.
(iii)   The decision to change accountants was approved by the board of directors.
(iv)A There were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.
     B - E   Not applicable
(a)(2) Friedman, Alprine and Green, LLP. has been engaged by the Registrant as of March 25, 1998

Item 5. Other Events.     None.

Item 6. Resignation of Registrant's Directors.     None.

Item 7. Financial Statements and Exhibits.    None.

Item 8. Change in Fiscal Year.     None.





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                    SIGNATURES
Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



              Gaming Venture Corp., U.S.A.
              (Registrant)

              By: Alan Woinski, President
              ----------------------------

Date:              April 2, 1998